UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

VGAMBLING INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-156302

(Commission File Number)

26-3062752

(IRS Employer Identification No.)

PO Box 155, Holly Harbour

St. Mary’s, Antigua and Barbuda

(Address of principal executive offices and Zip Code)

905-580-2978

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Mr. Chul Woong Lim from the Board

On October 26, 2016, Mr. Chul Woong Lim resigned from his position as a director of the board of directors (the “Board”) of VGambling Inc. (the “Company”). The resignation was effective immediately.

(d) Election of Mr. David George Atmore Watt to the Board

On October 26, 2016, the Board appointed Mr. David George Atmore Watt to be a member of the Board effective immediately. The Company has undertaken to include Mr. Watt as a nominee to the Board on the slate of directors to be elected at the next annual meeting of stockholders of the Company, unless Mr. Watt resigns or is otherwise unable to serve as a director. Certain biographical and other information with respect to Mr. Watt is set forth below.

Biography of Mr. Watt, Director

Mr. Watt, FCCA, age 58, is a Fellow of the Chartered Association of Certified Accountants of the UK. Mr. Watt is a Chartered Certified Accountant and a Member of the Institute of Chartered Accountants of the Eastern Caribbean with more than 25 years of finance, accounting and senior management experience. Most recently, Mr. Watt was Financial Controller for the Blue Waters Hotel and Caribbean Developments (ANU) Ltd., both in Antigua. Previously, Mr. Watt was a Partner with the accounting firm Derrick & Watt in Antigua. Prior, Mr. Watt was an Accountant with South Bank Glass Co. Ltd, Input Typesetting Limited, and Cable & Wireless Plc all in London, UK. Mr. Watt is a graduate of South Bank Polytechnic in London, UK. The Company believes that Mr. Watt’s leadership and financial expertise will enable him to contribute significant managerial and strategic oversight skills to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGAMBLING INC.

 (Registrant)

By: /s/ Grant Johnson

Grant Johnson

Chief Executive Officer

Dated: October 27, 2016